November 2021 Investor Presentation

Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals’ actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers’ compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP Financial Information In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, which are non-GAAP financials measures of our Company’s performance. EBITDA is defined by us as income (loss) from continuing operations, net of taxes, or net (income) loss, as applicable, before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated by us as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization; (2) equity in net (gain) loss of investee; (3) certain transaction and related costs; (4) COVID-19 related costs; (5) asset impairment; (6) management fee; (7) severance expense; and (8) integration costs. Reconciliations of the Non-GAAP financial measures to their most directly comparable GAAP financial measures are included at the end of this presentation. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and, except with respect to equity in net (income) loss of investee, is expected to be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from Adjusted EBITDA, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, and they may exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. Forward Looking Statements 2

Modivcare: The Leading Provider of SDoH Supportive Care Services 3 At-a-Glance (2)Leading Provider of SDoH Solutions 1996 Year Formed ~5.7K Transportation Providers 50 States Serviced (NEMT, RPM) ~48M Trips / Yr. (Gross) ~30M Hours of Care / Yr. ~29M Lives Managed 170K+ Patients Served (RPM) ~16K Caregivers ▪ Modivcare provides critical supportive care solutions that address the social determinants of health (“SDoH”), serving healthcare’s most vulnerable populations ‒ Largest non-emergency medical transportation (“NEMT”) provider in the U.S. ‒ Leading provider of personal care in the home ‒ Industry-leading provider of remote patient monitoring (“RPM”) solutions ‒ Developing an innovative nutritional meal delivery offering ▪ We hold a valuable minority equity investment in Matrix Medical Network Revenue (1) Adj. EBITDA (1) $73 $51 $185 $164 $4 $63 $22 $73 $51 $189 $249 2018 2019 2020 PF LTM 9/30/21 ModivCare Personal Care VRI ($ in millions) ($ in millions) (1) LTM 9/30/21 figures are pro forma for the acquisitions of Simplura, CareFinders and VRI. (2) Pro forma for the acquisitions of Simplura, VRI and CareFinders. $1,385 $1,510 $1,369 $1,426 $54 $649 $59 $1,385 $1,510 $1,775 $2,133 2018 2019 2020 PF LTM 9/30/21 Modivcare Personal Care VRI

▪ Modivcare offers a one-of-a-kind suite of supportive care services ▪ Solutions comprehensively address the social determinants of health ▪ Modivcare’s platform is technology-enabled across our solutions ▪ Focused on serving 29 million Medicaid members and Medicare Advantage markets ▪ Utilize real time, actionable member data and insights to bend the cost curve and promote early interventions to improve outcomes ▪ Comprehensive platform allows for value-based care offerings Holistic Suite of Supportive Care Offerings 4 Social Determinants of Health are increasingly recognized as the highest contributor to overall health outcomes and Modivcare expects to be the one-stop shop for improving health outcomes through supportive care

Vision: Own The Last Mile Through Technology-Enabled Services 5

New Leadership With a Track Record of Operational Excellence 6 DANIEL E. GREENLEAF PRESIDENT & CEO December 2019 February 2021 HEATH SAMPSON CHIEF FINANCIAL OFFICER JODY KEPLER CHIEF COMPLIANCE OFFICER March 2020 January 2020 WALT MEFFERT CHIEF INFORMATION OFFICER November 2019 JONATHAN BUSH SVP, GENERAL COUNSEL May 2020 KENNETH WILSON CHIEF OPERATING OFFICER June 2016 KENNETH SHEPARD VP, CHIEF ACCOUNTING OFFICER

Six-Pillar Strategy to Drive Transformational Growth 7

Non-Emergency Medical Transportation

Largest NEMT Manager in the U.S. for States and MCOs

- Modivcare provides NEMT services for patients whose limited mobility or financial resources hinders their ability to access necessary healthcare and social services
- Contracted with State Agencies (49% of 2020 revenue), and Managed Care Organizations (51% of 2020 revenue), with retention rates greater than 90%
- Currently undergoing operational transformation to modernize and automate NEMT functions in order to elevate member experience and transform into the lowest-cost provider

Estimated U.S. NEMT Market Share [1]



modivcare
~40%
$4.3B
~11%
MTM
~5%
SOUTHEASTRANS
~4%
veyo
Other/
Fragmented
~40%

1) Company estimates, based on 2019 market size.

Revenue Breakdown (2020)

By Funding Source



Medicare
Advantage
8%
92%
Medicaid

By Contract Type



Other
17%
83%
Capitated
(PMPM)

By the Numbers

50 States Serviced	~29M Lives Managed
~5.7K Transportation Providers	~48M Trips / Yr. (Gross)

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Modernizing and Automating our NEMT Business to Elevate the Patient Experience 10 Actions Targeted Outcomes ▪ “Go Digital” Initiative ‒ New driver app ‒ New rider app (launch in Q2 ’21) ‒ Strategic acquisition of WellRyde - leading technology provider of Advanced Transportation Management Systems (ATMS) software ‒ Goal: 90% of network digitized by year-end ▪ Center of Excellence Enhancements ‒ Automated Call Distribution ‒ Interactive Voice Response ‒ Business Process Outsourcing ‒ Workflow Management ‒ Enhanced visibility, tracking, and communication via app ‒ Scheduling and live trip monitoring; overall easier use of services via app ‒ Elevated patient experience ‒ Greater connectivity between drivers and riders – enables greater access to care ‒ Lower call volumes related to cancellations and confirmations ‒ Reduced average hold times ‒ Ability to scale business more efficiently ‒ Reduction in overtime and temp labor The operational transformation underway in NEMT with Project Storm is expected to deliver approximately $50mm in total annualized cost savings by the end of 2021

Personal Care

The Leading Growth Platform in Personal Home Care

- Acquired Simplura Health Group in November 2020, one of the largest operators of personal care in the home in the Northeast U.S., and acquired CareFinders in September 2021, the leading personal care operator in New Jersey
- Provides non-medical home care services to patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living
- Large scale operations in 7 states through a collection of locally known and trusted brands
- High customer retention rates and low employee turnover vs. industry average
- Care is moving to the home – lower costs, better quality of life, favorable health outcomes
- $55 billion fragmented market and growing

Geographic Footprint and Revenue by State [(2)]



Multicultural HOME CARE
CAREFINDERS TOTAL CARE
CAREGIVERS AMERICA
All Metro HEALTH CARE



WV+FL
CT 2%
MA
4%
6%
NJ
19%
35%
NY
34%
PA

By the Numbers[(1)]

~30M Hours of Care / Yr.	~16K Caregivers
$649M Revenue	~20K Patients

(1) Figures based on LTM 9/30/21 pro forma for Simplura and CareFinders acquisitions.
(2) LTM 6/30/21 pro forma for Simplura and CareFinders acquisitions.

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CareFinders Acquisition Bolsters Regional Density

- **Leading personal care provider** in the Northeast, with a scaled presence in New Jersey, Pennsylvania, and Connecticut
  - Caregivers: 6,200
  - Hours: 10 million (1)
  - PF Revenue: $204 million (1)
- **Payors are primarily Medicaid MCOs,** with a small portion of private pay
- **Strong regional density** in markets with high population density and are over-indexed to senior populations
- Modivcare has provided CareFinders with 85,000 caregiver rides in New Jersey under the executive order following the pandemic

Geographic Overview



Michigan
Ohio
Kentucky
West Virginia
Pennsylvania
New York
Vermont
Maine
New Hampshire
Massachusetts
Connecticut
Rhode Island
New Jersey
Maryland
Delaware
Virginia
District of Columbia
CareFinders

NJ	PA	CT
Serves all counties	Serves 36 eastern counties	Serves 5 counties
Market Size: ~$1B	Market Size: ~$3B	Market Size: ~$1B

Revenue by State (1)



CT
5%
PA
35%
NJ
60%

Service Mix (1)



Other
Private Pay
4%
7%
89%
Medicaid

(1) LTM 6/30/21 pro forma for CareFinders acquisitions closed during this period.

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Remote Patient Monitoring

▪ Acquired VRI in September 2021, a national leader in Remote Patient Monitoring solutions to the elderly and chronically ill on behalf of healthcare payors ▪ Offers a comprehensive suite of services including Personal Emergency Response Systems (“PERS”), Chronic Condition Monitoring, and Data-Driven Member Engagement / Insights Solutions ▪ Differentiated and outcomes-driven service model incorporating a device agnostic approach with 250+ integrated devices ▪ Actively monitor 170K+ health plan members (“clients”) in two 24/7 Care Centers leveraging proprietary technology and data analytics ▪ Diverse base of customers across multiple end markets including Medicare Advantage, State / Managed Medicaid, and Health Systems / Distributors (“Care Partners”) Health Focused Leader in Remote Patient Monitoring 15 Emergency Response Chronic Condition Monitoring Member Engagement / Insight $59M Revenue (1) $22M Adj. EBITDA (1) 37% Adj. EBITDA Margin Mid-Teens LT Targeted Revenue CAGR Mobile PERS In-Home PERS Vitals Monitoring Medication Management Multi-Faceted Solution Offering By the Numbers Engage Educate Empower (E3) (1) Represents the LTM period ended 9/30/21.

Strategic Rationale for VRI Transaction 16 Acquisition of VRI accelerates Modivcare’s transition into a technology-enabled SDoH platform and strengthens Modivcare’s integrated care model Advances Modivcare’s strategy to be the preeminent SDoH Company, combining VRI, the second largest Personal Emergency Response Systems (PERS) company in the U.S., with the strength of the largest NEMT operator in the U.S., a leading Personal Care operator in the Northeast, and an emerging Nutritional Meal Delivery business. Technology-enabled in-home solutions that broadens Modivcare’s SDoH portfolio and deepens engagement with payors Enhances longitudinal care of patient population with innovative solutions and a unique member engagement solution that positions Modivcare on the right side of value-based care Diversifies growth channels, adding a strategic high growth/margin platform and operating team to advance Modivcare’s broader technology and data strategy Attractive financial profile that is accretive to growth and margins, with a predictable software-like recurring monthly revenue Strengthens Modivcare’s competitive position in Personal Care by providing valuable connected solutions in the home Significant value creation opportunities, including large cross-sell opportunity across complementary payor and member base

Nutritional Meal Delivery

Large Opportunity in Nutritional Meal Delivery

- Modivcare is currently developing an innovative nutritional meal delivery program offering food for insecure patients
- Unique **opportunity for Modivcare to leverage "last mile"** presence as well as our:
  - Channel expertise
  - Logistical expertise
  - Technology platform
  - Strong customer relationships
- ~30 proof of concepts and 2+ million meals delivered to date
- Partnering with a food service provider to maintain asset light model, creating an opportunity for joint ventures and significant upselling opportunities
- Medicare Advantage plans are increasingly offering meal-related supplemental benefits

Large and Growing Addressable Market


$15B
2024E
$9B
Today

$9B market growing ~19% annually to $15B by 2024

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Matrix Medical Network

Overview of Equity Investment in Matrix

- National network of 4,200 community-based clinicians who deliver in-home and on-site services
- Advanced engagement approach, help payors manage risks and close care gaps
- Modivcare owns a 43.6% minority stake in the Company
  - Represents additional **"hidden" value** not reflected in Modivcare's reported adjusted EBITDA
- Peer market multiples imply significant value-creation potential in a monetization scenario

Business Segments

matrix CLINICAL CARE	matrix CLINICAL SOLUTIONS	matrix CLINICAL TRIALS	matrix CLINICAL LABS
Provides seniors and other at-risk individuals with high quality of care, improved health outcomes, and identify chronic conditions	Design custom workplace health solutions and providing testing, tracing, and clinical care solutions	Rapid and scalable decentralized trial solutions to reach broad and diverse trial participant populations	CLIA-certified and CAP-accredited laboratory that provides diagnostic services and clinical testing support

Financial Summary

($ in millions)



Revenue
Adj. EBITDA
$293
$97
+8%
-40%
$317
$58
L9M 2020
L9M 2021

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20

Investment Highlights

Investment Highlights 22 • Market Leading Service Offering • Broadened Addressable Market Through Expanded Solutions Offering • Diversified Earnings Profile with Increased Contribution from Recurring Revenue Solutions • Compelling Value Proposition to Payors • Attractive Financial and Growth Profile • Diversified Growth Strategy 1 2 3 4 5 6

Market Leading Service Offering 23 1 Remote Patient MonitoringNEMT Personal Care ~40% ~40% 2% Other Other 14-16% 10-12% 8-10% 6-8% 54-62% ~5% ~4% ~11% Other 98% ✓ Transportation ✓ Nutritional meal delivery (in development) ✓ Personal hygiene ✓ Dressing ✓ Meal preparation ✓ Adherence ✓ Personal emergency response ✓ Vitals / chronic condition monitoring ✓ Medication management ✓ Health plan member engagement #1 Market Share Leading Provider #2 Market Share (1) Source: Wall Street research, LEK. (1) Represents Medicaid – PERS.

② Broadened Addressable Market Through Expanded Solutions Offering

Modivcare has expanded its solution offerings significantly over the past several years, resulting in an $87 Billion Total Addressable Market opportunity



$87.3B
Add ~$55B for Personal Care Services Market
$32.3B
Add ~$9B for RPM Total Serviceable Market Opportunity (1)
$23.3B
Add $9B for Nutritional Meal Delivery Market
$14.3B
Add ~$6B for Adjacent NEMT Market Opportunities
$8.3B
Add ~$4B for Medicare Advantage Growth in NEMT
$4.3B
Existing U.S. NEMT Market (2019 est.)
$2.1B (2)
Modivcare Revenue

(1) Serviceable market: spending potential on RPM, reflecting truly addressable population and 100% penetration in the market. Source: LEK
(2) Represents the LTM period ended 9/30/21, pro forma for the acquisitions of Simplura, CareFinders and VRI.

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3

Diversified Earnings Profile with Increased Contribution from High Margin, Recurring Revenue Solutions

LTM 9/30/21 Revenue

($ in millions)

modivcare



Personal Care
24%
$1,873
76%
NEMT

modivcare + CareFinders Total Care + VRI



RPM
3%
Personal Care
30%
$2,133
67%
NEMT

LTM 9/30/21 Adj. EBITDA

($ in millions)



Personal Care
20%
$205
80%
NEMT



RPM
9%
Personal Care
25%
$249
66%
NEMT

- ✓ CareFinders acquisition brings scale and increased density into existing markets
- ✓ VRI's solution offering contributes additional recurring revenue
- ✓ Both transactions are accretive to margin profile

Note: Pie charts are pro forma for Simplura and include $4.0m of synergies related to the acquisition of CareFinders. Figures may not sum up due to rounding.

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Compelling Value Proposition to Payors 26 4 Removes transportation as a barrier to care and a way to improve Social Determinants of Health Facilitates “aging in place” in lower cost settings (patients homes), over higher cost institutional settings Provides increased connectivity inside of the patient’s home, and access to unique patient data and information to close gaps in care and increase patient engagement Focus on value-based care solutions and outcomes that drive lower comprehensive cost of healthcare Leverage data analytics to produce actionable insights to drive proactive patient interventions Promotes better patient outcomes through innovative supporting care solutions that improve quality of care Integrated supportive care model that expands access to care, enhances quality of care and reduces costs

$282 $321 $399 $454 $474 $493 $56 $55 $42 $48 $53 $44 $20 $40 $60 $80 $100 $120 $0 $100 $200 $300 $400 $500 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 ▪ Accretive growth and margin profile from the acquisitions of CareFinders and VRI ▪ Revenue and adj. EBITDA growth over the last several quarters, including the COVID-19 pandemic period, demonstrating resilience of the business ▪ Stable revenue base characterized by strong client retention rates over the last several years, underscoring the stickiness of Modivcare’s solutions ▪ Asset-light business model with minimal capital needs Attractive Financial and Growth Profile 27 5 Attractive financial profile that is accretive to growth and margins Recent Financial Performance Minimal Capital Expenditures ($ in millions) 17.2% 10.4% 10.6% 11.2%Margin: 20.0% 9.0% $1 $3 $7 $5 $3 $6 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 0.8% 1.9% 1.2% 0.6% % of Sales: 0.3% 1.2% ($ in millions)

Diversified Growth Strategy 28 6 Addition of strategic platforms advances broader technology and data strategy Provide High Quality Supportive Care to At-Risk Populations Strategic Expansion of “one-stop shop” SDoH solution offering Advance Broader Technology Strategy Capitalize on Evolving Medicare Advantage Momentum ▪ Drive organic growth with existing customers and patients through enhanced breadth of services, expanded payor and referral source relationships, and de novo sites (personal care) ▪ Continue to allocate capital efficiently to generate strong free cash flows ▪ Build-out comprehensive integrated solutions offering to be the leading provider of an SDoH support services and solutions ▪ Opportunities to partner and/or acquire providers of behavioral care services, and acquire additional personal care operators ▪ Leverage proprietary technology and analytics infrastructure to synthesize member data and gain insights to drive value ▪ Utilize real time, actionable member data and insights to bend the cost curve and promote early interventions to improve outcomes ▪ Massive market opportunity and well-established momentum in number of MA plans offering transportation and personal care benefits ▪ Drive value from member engagement, leveraging increasing demand for data and frequent engagement to drive measureable outcomes for MA plans, as part of value-based care

Financial Summary

$970.2 $1,081.2 $338.4 $1.6 $970.2 $1,421.1 L9M 2020 L9M 2021 $137.5 $117.6 $29.3 $0.6 $137.5 $147.5 L9M 2020 L9M 2021 Revenue ▪ Revenue growth was primarily driven in the personal care segment through Simplura and CareFinders ▪ NEMT revenue had also increased due to higher trip volume when compared to 2020 YTD, as trip volume in 2020 was depressed due to the impact of COVID-19. Revenue also benefited from the acquisition of National MedTrans Adjusted EBITDA ▪ Adjusted EBITDA increased during the first nine months of 2021 due to the acquisitions of National MedTrans and Simplura, partly offset by the impact from higher NEMT expenses due to more normalized trip volumes and higher costs per trip Notable Events ▪ In May, announced the acquisition of WellRyde ▪ In August, issued $500M of 5.00% senior unsecured notes due 2029 to finance recent acquisitions. ▪ In September, completed the acquisitions of CareFinders and VRI YTD 2021 Financial Review 30 Revenue Adj. EBITDA ($ in millions) ($ in millions) 46% 7% NEMT Personal Care VRI

Long-Term Financial Objectives in Normalized Post COVID-19 Environment 31 NEMT Personal Care Remote Monitoring Revenue Growth Mid-Single Digits (1) High-Single Digits (1) Mid-Teens (1) EBITDA Margins 7% - 10% 10% - 12% Mid-30% (1) Not including the impact from acquisitions.

Appendix

Non-GAAP Reconciliations

Reconciliation of Adjusted EBITDA of Modivcare

(dollars in thousands)	Year Ended December 31, 2018	2019	2020	Twelve Months Ended Sep 30, 2021
Net income	$18,228	($4,953)	$89,614	$22,270
Provision (benefit) for income taxes	4,684	(573)	24,805	12,964
Interest expense, net	1,783	850	17,599	49,893
Depreciation and amortization	15,813	16,816	26,183	45,651
Reported EBITDA	$40,508	$12,140	$158,201	$130,778
1 Stock-based compensation	8,993	5,414	3,930	4,879
2 Cash settled equity	-	-	15,803	18,057
3 Equity in net (gain) loss of investees	6,158	29,685	(8,860)	5,318
4 Restructuring and related charges	11,546	6,691	6,179	14,116
5 Transaction costs	7,231	2,693	12,619	26,355
6 COVID-19 related costs	-	-	1,208	(394)
Total adjustments	$33,928	$44,483	$30,879	$68,331
Adj. EBITDA	$74,436	$56,623	$189,080	$199,109
7 Pre-acquisition Adj. EBITDA (CareFinders and Simplura)				28,840
8 Pre-acquisition Adj. EBITDA (VRI)				21,455
Total adjustments				$50,295
Pro Forma Adj. EBITDA				$249,404

Reconciliation of Pro Forma Personal Care Segment Revenue

(dollars in thousands)	Twelve Months Ended Sep 30, 2021
Modivcare Personal Care Revenue	$395,855
Simpluara Revenue (Pre-Acquisition)	60,313
CareFinders Reported Revenue (Pre-Acquisition)	179,663
CareFinders Acquired Revenue (Pre-Acquisition)	12,946
Personal Care Pro Forma Revenue	$648,777

Notes to Reconciliation of Adjusted EBITDA – Modivcare

1. Stock-based compensation: Stock-based compensation provided to employees and non-employee directors under the Company's 2006 Long-Term Incentive Plan
2. Cash settled equity: Adjusted EBITDA for the year ended December 31, 2020 and the nine months ended September 30, 2021 was recast to show the impact of stock-based compensation and cash settled equity, which the Issuer is now including, as of the second quarter ended June 30, 2021, for purposes of this calculation
3. Equity in net (gain) loss of investees: The Company's share of net (gain) loss in Matrix, in which it has a 43.6% non-controlling interest. The investment in Matrix is accounted under the equity method of accounting
4. Restructuring and related charges: Restructuring and related charges in 2020 include severance and office close costs of $2.930mm and professional fees for strategic initiatives of $3.249mm. For 2019 costs include organizational consolidation costs of $4.027mm, severance costs of $1.673mm, and professional services of $0.991mm
5. Transaction costs: Transaction costs in 2021 include fess incurred in the acquisitions of CareFinders and VRI. Transaction costs in 2020 include fess incurred in the acquisitions of Simplura and National MedTrans. Transaction costs in 2019 include certain transaction-related expenses and Circulation MIP costs
6. COVID-19 related costs: Additional costs required for health and safety precautions due to COVID-19
7. Pre-acquisition EBITDA (CareFinders andSimplura): Represents CareFinders standalone EBITDA prior to the acquisition date of September 14, 2021, Simplura standalone EBITDA prior to the acquisition date of November 18, 2020 and synergies of $4.0mm
8. Pre-acquisition EBITDA (VRI): Represents VRI standalone EBITDA prior to the acquisition date of September 22, 2021

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Non-GAAP Reconciliations – Matrix 34

Overview of Modivcare's Major NEMT Contract Types

	Category	% of revenue	Description	Rights to Revenue: Revenue Model	Rights to Revenue: Amount Invoiced
Capitated	Full-Risk	83%	Modivcare receives a fixed payment per month for each member ("PMPM" or "per member per month"); those PMPM fees remain the same regardless of how many or how few times the member utilizes Modivcare's services (usage) and how much cost is incurred in providing those services (fulfillment costs)	Membership X contractual PMPM	Membership X contractual PMPM
Capitated	Reconciliation	83%	Similar to Capitated at-risk contracts; however, total fees are trued up if actual costs incurred deviate outside of predefined boundaries. This type of contract is typically used on a temporary basis during the early stage of a contractual relationship (i.e., before Modivcare and the customer have sufficient experience to form expectations of utilization / cost)	Membership X applicable contractual PMPM (1)	Membership X contractual PMPM
Capitated	Fixed Fee	83%	Modivcare receives a fixed fee at contract inception as defined in the contract; fee is not subject to true-up	Annual fixed fee / 12 months	Annual fixed fee / 12 months
Other	Fee-for-service	17%	Modivcare receives a fixed fee for each service it performs; this fee constitutes costs incurred plus an agreed-upon margin	Verified paid costs + estimated costs incurred + contractual markup	Verified paid costs + contractual markup
Other	Administrative services only (ASO)	17%	Modivcare receives an administrative fee as specified in the customer contract and embedded in a PMPM; in most cases, Modivcare pays vendors (i.e., within the Modivcare network) on behalf of the customer and invoices the customer for those costs plus an agreed-upon fee	Verified paid costs + estimated costs incurred + (membership X PMPM admin fee)	Verified paid costs + (membership X PMPM admin fee)

(1) Reconciliation contracts specify various PMPM rates Modivcare should apply depending on the amount of costs incurred.

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▪ Our top priority is protecting the health and safety of teammates, transportation partners and members ▪ We have innovated our services to meet evolving needs during the pandemic ‒ Providing members with access to food ‒ Transport of healthcare professionals ▪ We are supporting our transportation providers ‒ Financial assistance program ‒ Waivers on timely filing ▪ We are well positioned to withstand the storm ‒ Essential services ‒ Risk mitigation program in place ‒ Short-term benefit from lower member utilization – capitated contracts ‒ Increase in Medicaid enrollment COVID-19 Response 36

14 16 17 18 19 20 22 23 28 30 32 35 38 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 ▪ Medicaid enrollment increasing 5-10% near term ▪ Medicare Advantage (“MA”) market projected to grow from ~$400M today to $4B+ over next decade ▪ Rapidly aging population is expected to drive increased demand for NEMT services as age 65+ members seek more community- based care, such as day-care facilities ▪ Increased emphasis on SDoH ▪ Focus on value-based care and outcomes that drive lower comprehensive cost of health care ▪ Biden administration stance on tackling inequality in healthcare ▪ Formal enactment of essential Medicaid benefit covering NEMT (December 2020) Multiple Market Tailwinds Driving Growth for NEMT 37 Medicaid Expenditures (1) Medicare Advantage Enrollment (2) (lives in millions) $402 $629 ~$1,000 2010A 2018A 2026E ($ in billions) Beneficiaries: (lives in millions) ~55 ~73 ~82 (1) Centers for Medicare & Medicaid Services. (2) Medicare Advantage membership from KFF and Medicare Advantage members with NEMT benefits from Health Affairs.

$2,882 $1,512 $1,415 $388 $189 Hospital LTACH IRF SNF Homecare Personal Home Care is a Highly Compelling Industry Opportunity 38 Home health is supported by positive demographic trends and is well positioned for value-based care as the lowest cost care setting 65-85 Years Old U.S. Population Medicaid LTSS Spend by HCBS vs Institutional Daily Average Number of U.S. Population Turning 64 Years Old Daily Cost of Care by Setting 5.5 5.5 5.8 6.2 7.2 7.3 9.8 9.3 9.6 10.2 10.8 11.3 11.3 11.6 11.4 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 (thousands) (millions) 49 56 73 81 86 95 2016 2020E 2030E 2040E 2050E 2060E % of Population 15% 17% 21% 22% 22% 23% ~95% Cost Savings 73% 65% 57% 51% 43% 27% 36% 43% 49% 57% 2000 2004 2008 2012 2016 Institutional LTSS Home and Community-Based Services Baby Boomers Begin Turning 65 Source: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services.

Significant Growth Opportunity through Medicare Advantage and Medicaid 39 Multiple tailwinds driving demand for VRI’s solutions in MA and Medicaid patient populations ▪ Increasing desire of seniors & individuals to “age-in-place” ▪ Expanding insurance coverage ▪ Shifting focus to value-based care models ▪ Increased chronic disease prevalence ▪ Decreasing stigma for technology ▪ COVID-19 56 65 73 787 8 9 12 63 73 82 90 2020E 2025E 2030E 2035E Age 65-85 Age 85+ 11 16 20 23 2010 2014 2018 2020 133 171 2005 2030E Growing Senior Population (in millions) Growing Medicaid and MA Enrollment (in millions) Increasing Prevalence of Chronic Conditions (in millions) Positive Market Trends Are Expected to Increase Adoption In c re a s in g L e v e l o f Im p a c t U.S. Population with Chronic Disease 26 42 53 67 2010 2014 2018 2020 Managed Medicaid Medicare Advantage Sources: LEK, Administration on Aging: Profile of Older Americans, Kaiser Family Foundation, AARP, Population Reference Bureau.